SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: APRIL 29, 2004



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                        0-8623                    11-2400145
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)


                               486 AMHERST STREET
                           NASHUA, NEW HAMPSIRE 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 29, 2004, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ROBOTIC VISION SYSTEMS, INC.
                                         (Registrant)



Date: April 29, 2004                By:   /s/ Pat V. Costa
                                          ------------------------------------
                                          Pat V. Costa
                                          Chairman and Chief Executive Officer


                                    By:   /s/ Jeffrey P. Lucas
                                          ------------------------------------
                                          Jeffrey P. Lucas
                                          Chief Financial Officer